Other Assets	12 Months Ended
Dec. 31, 2017
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other Assets
OTHER ASSETS

(in millions)	2017	2016
Supplemental Executive Retirement Plan assets	$130	$115
Equity investment - Belize Electricity	73	78
Renewable Energy Credits (Note 8 (xv))	62	39
Defined benefit pension plan assets (Note 24)	31	32
Other investments	29	21
Deferred compensation plan assets	24	24
Equity investment - Wataynikaneyap Partnership	22	3
Other (1)	109	94
	$480	$406

(1)
Other assets are generally recorded at cost and recovered/amortized over the estimated period of future benefit, where applicable. Other assets also includes the fair value of derivative instruments (Note 28).

ITC, UNS Energy and Central Hudson provide additional post-employment benefits through both deferred compensation plans for Directors and Officers of the Companies, as well as Supplemental Executive Retirement Plans ("SERP") and the assets held to support these plans are reported separately from the related liabilities (Note 16). Most of the plan assets are held in trust and funded mainly through the use of trust-owned life insurance policies and mutual funds. Assets held in mutual and money market funds are recorded at fair value on a recurring basis (Note 28). Included in SERP assets are available-for-sale-securities at ITC of $66 million (2016 - $56 million), for which gains and losses are recorded in other comprehensive income.